Table of Contents
USAA Family of Funds                       1
Message from the President                 2
Investment Review                          4
Message from the Manager                   5
Financial Information:
   Independent Auditors' Report            7
   Statement of Assets and Liabilities     8
   Portfolio of Investments in Securities  9
   Notes to Portfolio of Investments      19
   Statement of Operations                20
   Statements of Changes in Net Assets    21
   Notes to Financial Statements          22


Important Information:
Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

        USAA Investment Management Company
        Attn: Report Mail
        9800 Fredericksburg Road
        San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Money Market Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1995, USAA. All rights reserved.




USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 29 funds by investment objective as of June 30, 1995. If you're interested in more information, please call us at 1-800-531-1087 for a prospectus. Please read the prospectus carefully before investing.

                         Average Annual Total Return**

    Investment                 Inception                                       Since     7-Day     30-Day***
    Objective                   Date            1 yr      5 yrs     10 yrs    Inception  Simple    SEC
CAPITAL APPRECIATION
Aggressive Growth             10/19/81         39.72      11.12       9.78      -          -         -
Emerging Markets               11/7/94           -          -          -       (.50)       -         -
Gold                           8/15/84          6.88       4.66       2.86      -          -         -
Growth                          4/5/71         26.34      12.37      11.75      -          -         -
Growth & Income                 6/1/93         21.19        -          -      10.49        -         -
International                  7/11/88          4.23       7.89        -       9.33        -         -
World Growth                   10/1/92          7.88        -          -      11.71        -         -
ASSET ALLOCATION
Growth and Tax Strategy++      1/11/89         11.09       8.59        -       8.93        -        4.06
Cornerstone Strategy++         8/15/84          9.25       9.24      12.00      -          -         -
INCOME - TAXABLE
GNMA                            2/1/91         11.00        -          -       8.08        -        6.79
Income                          3/4/74         15.07      10.00      10.04      -          -        6.87
Income Stock                    5/4/87         19.52      12.26        -      11.44        -         -
Short-Term Bond                 6/1/93          8.40        -          -       4.83        -        6.77
INCOME- TAX EXEMPT
Long-Term                      3/19/82          7.28       7.66       8.60      -          -        5.79
Interediate-Term               3/19/82          7.60       7.71       7.82      -          -        5.22
Short-Term                     3/19/82          5.23       5.52       5.76      -          -        4.36
California Bond*                8/1/89          8.96       7.66        -      7.23         -        5.79
Florida Tax-Free Income*       10/1/93          7.82        -          -       .09         -        5.71
New York Bond*                10/15/90          7.36        -          -      8.65         -        5.60
Texas Tax-Free Income*          8/1/94           -          -          -      8.40         -        5.63
Virginia Bond*                10/15/90          8.79        -          -      8.31         -        5.78
MONEY MARKET
Money Market                    2/2/81          5.33       4.76       6.06     -         5.75         -
Tax Exempt Money Market         2/6/84          3.34       3.57       4.45     -         3.82         -
Treasury Money Market Trust     2/1/91          5.06        -          -      4.01       5.69         -
California Money Market*        8/1/89          3.31       3.36        -      3.71       3.74         -
Florida Tax-Free Money Market* 10/1/93          3.23        -          -      2.72       3.74         -
New York Money Market*        10/15/90          3.15        -          -      2.98       3.69         -
Texas Tax-Free Money Market*    8/1/94           -          -          -      3.06       3.72         -
Virginia Money Market*        10/15/90          3.25        -          -      3.18       3.61         -
* Shares of the state funds are authorized for sale only to residents of the states listed above.

** Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in any money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will maintain a stable net asset value of $1 per share.

Some tax-exempt income may be subject to state or local taxes or the federal alternative minimum tax.
Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

*** Calculated as prescribed by the Securities and Exchange Commission.

++ Formerly known as Balanced Portfolio Fund and Cornerstone Fund, respectively.


                Message from the President

   " . . .  I did decide to practice one
    thing I have preached for many years."


Most of these messages look back at events. This one looks forward.

On January 29, 1995, my wife and I became grandparents. Karl Joseph Marbach was born to Alexandra, my wife's daughter, and her husband Keith Marbach. When my wife learned of the name Alexandra and Keith had chosen, she smiled. She noted that my middle names are Joseph Carl, and she said, "I think this kid's college education is secure."

"Secure" may be an exaggeration, but I did decide to practice one thing
I have preached for many years. I told Alexandra to get the little fellow a social security number, and as soon as she furnished that to me (well, almost as soon), I opened an InveStart((registered trademark)) account for Karl Joseph. This account, in the USAA Income Stock Fund, was opened for $100, and will have $50 per month added to it by an electronic funds transfer from my checking account.

InveStart is a program that we have offered for many years. For now it is available for use with the Income Stock Fund, Cornerstone Strategy Fund and Money Market Fund.(1) That lineup will soon expand. We originally intended it for young USAA members as a good way to start investing. We found, however, that many grandparents were using it as I just did.

The effect for Karl Joseph can be quite powerful. It is well documented that the stock market, as measured by the S&P 500 stock index, has produced a total return of 10% for the last 18 years ended July 31, 1995 (Source: Lipper Analytical Services, Inc.).(2)


(Photo of the President and Vice Chairman of the Board, Michael J.C. Roth, appears here)



The chart on the next page shows the growth of an account with a $100 initial investment and $50 subsequent monthly investments for 18 years at an 8% return - a hypothetical figure based upon and more conservative than historical results. It is for illustrative purposes only and should not be considered an indication of fund performance by any of the USAA Family of Funds.

A systematic plan like this doesn't assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of low and high price levels.


[A graph is shown here which shows the growth of an account with a $100 initial investment and $50 subsequent monthly investments for 18 years at an 8% return - a hypothetical figure based upon and more conservative than historical results. The horizontal axis shows the years, and the vertical axis shows the dollar amount. The beginning value is $100 and the ending value is $24,209.]


In 18 years, college will cost more than it does now. This sum today would go a long way toward an education in an in-state public university. In 18 years it will not buy as much education as it does today, but it will be quite meaningful. If we add to the cash flow on birthdays, or if other relatives kick in, it will be even more meaningful. And it is relatively painless.

I promise to keep you posted on the progress of Karl Joseph's education fund. This is not theoretical; it is real.

Sincerely,



Michael Joseph Carl Roth
President and
Vice Chairman of the Board


(1)An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will maintain a stable net asset value of $1 per share. Please read the prospectus carefully before you invest or send money.

(2)Past performance is no guarantee of future results.









                                 Investment Review

Money Market Fund


OBJECTIVE: Highest income consistent with preservation of capital and maintenance of liquidity.

TYPES OF INVESTMENTS: High quality debt instruments with maturities of 397 days or less.

                                                                  7/31/95
    Net Assets                                           $1,540.1 Million
    Net Asset Value Per Share                                     $1.00

    Average Annual Total Return as of 7/31/95
    1 Year                                                        5.49%
    5 Years                                                       4.72%
    10 Years                                                      6.04%


[A graph is shown here which is a comparison of the 7-day yield of the USAA
 Money Market Fund to the 7-Day Yield of the IBC/Donoghue's Money Fund Averages/First Tier from 7/94 to 1/95. The vertical axis shows the yield and the horizontal axis shows the time period. The 7-day yield as of 7-25-95 for the USAA Money Market Fund is 5.61% and 7-day yield as of 7-25-95 for the IBC/Donogue's Money Fund Averages/First Tier is 5.29%.]



The graph tracks the Fund's yield for one year compared to a benchmark:
IBC/Donoghue's Money Fund Averages/First Tier, an average of first-tier major money market fund yields. While past performance is no guarantee of future results, the Fund consistently outperformed the benchmark.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will maintain a stable net asset value of $1.00 per share.




Message from the Manager


(Photo of the Portfolio Manager, J. Eric Thorderson, appears here)


Portfolio Position

We started out 1995 with a high degree of uncertainty regarding the direction of interest rates. As you all are aware, 1994 was a period of rapidly rising interest rates. In our last report dated January 31, 1995, we stated that we felt we were closer to the end of the tightening cycle than the beginning. Now, in the span of several short months, interest rates have gone from a rising, or tightening environment to a falling, or easing one.

Despite fluctuations in interest rates, the strategy of the USAA Money Market Fund remains the same. This is consistent with our belief that it is virtually impossible to forecast interest rates. Our basic goal is to maintain a portfolio of competitive-yielding, high-quality securities.
We review all the securities in the Fund in relation to the current market with a focus on such important factors as liquidity, credit quality, yield and maturity.

We use the same stringent criteria to scrutinize potential new purchases. In addition, we consider how a new security will impact the Fund if it is purchased. For example, governmental regulation limits the average maturity of every money market fund to 90 days or less and the maturity of any one security to 397 days or less. Therefore, we avoid any security that would put the Fund in violation of these restrictions.

Most of our analytical effort is done prior to purchasing the security because we prefer to hold it until maturity and not sell it unless it is absolutely necessary. Anytime we have to sell a security, we risk losing a portion of the principal. If we are comfortable with a security from the very beginning and hold it until it matures, this risk is eliminated.

Although we do not forecast interest rates, we monitor them very closely. Investment theory would suggest that if rates are trending higher, purchasing securities with shorter maturities would be in the best interests of the shareholder. Likewise, if rates are headed lower, securities with longer maturities would be in order. We keep this in mind as we consider new purchases. In fact, since our last report, the average maturity of the Fund has been increased by approximately 23 days to an average of 58 days. In summary, we do everything we can to meet the objective of the Fund; namely, the highest income consistent with the preservation of capital and maintenance of liquidity.






[A pie chart is shown here depicting the Portfolio Mix as of July 31, 1995 of the USAA Money Market Fund to be: Bonds/Notes - 26%, Demand Notes - 24%, CDs- 6%, Variable Rate Notes - 8% and Commercial Paper - 36%.]

See page 9 for a complete listing of the Portfolio of Investments in Securities.






[A graph is shown here depicting the growth of $10,000, from 7/31/85 to 7/31/95, invested in the USAA Money Market Fund. The vertical axis shows the dollar amount, and the horizontal axis shows the time period. The ending value is $17,981.]


Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. Income may be subject to federal, state, or local taxes or to the alternative minimum tax.

























                        Independent Auditors' Report


The Shareholders and Board of Directors
USAA MUTUAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities and portfolio of investments in securities of the Money Market Fund of USAA
Mutual Fund, Inc. as of July 31, 1995, the related statement of operations for the year ended July 31, 1995, the statements of changes in net assets for the year ended July 31, 1995 and the ten-month period ended July 31, 1994, and the financial highlights information presented in note 7 to the financial statements for each of the periods in the five-year period ended July 31, 1995. These financial statements and the financial highlights information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights information referred to above present fairly, in all material respects, the financial position of the Money Market Fund of USAA Mutual Fund, Inc. as of July 31, 1995, the results of its operations for the year ended July 31, 1995, the changes in its net assets for the year ended July 31, 1995 and the ten-month period ended July 31, 1994, and the financial highlights information for each of the periods in the five-year period ended July 31, 1995, in conformity with generally accepted accounting principles.


                                 KPMG PEAT MARWICK LLP
San Antonio, Texas
September 5, 1995








MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES

(In Thousands)


July 31, 1995

Assets
  Investments in securities                                          $1,527,743
  Cash                                                                    9,956
  Receivables:
     Capital shares sold                                                  2,516
     Interest                                                             8,665
                                                                      ----------
       Total assets                                                   1,548,880
                                                                      ----------
Liabilities
  Capital shares redeemed                                                 7,865
  USAA Investment Management Company                                        154
  USAA Transfer Agency Company                                              240
  Accounts payable and accrued expenses                                     358
  Dividends on capital shares                                               208
                                                                     -----------
       Total liabilities                                                  8,825
                                                                     -----------
          Net assets applicable to capital shares outstanding        $1,540,055
                                                                     ===========
Represented by:
  Paid-in capital                                                    $1,540,055
                                                                     ===========

  Capital shares outstanding                                          1,540,055
                                                                     ===========
  Net asset value, redemption price, and offering price per share    $    1.00
                                                                     ===========
See accompanying notes to financial statements.



Money Market Fund
Categories & Definitions
Portfolio of Investments in Securities

July 31, 1995


This year's Portfolio of Investments in Securities has a new format. The securities are now divided into four categories - fixed rate instruments, variable rate demand notes, put bonds, and variable rate notes. We hope this presentation enhances your understanding of the securities held in the fund.

Fixed Rate Instruments - consist of commercial paper, certificates of deposit, banker's acceptance, and notes. The coupon rate is constant to maturity.
At maturity, the security pays face value.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to demand, or put, the security for redemption at face value on either that day or in seven days. The interest rate is adjusted at the stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The VRDN's effective maturity is the longer of the next put date or the interest reset date rather than the final maturity. Most VRDNs possess a credit enhancement.

Put Bonds - provide the right to tender, or put, the bond for redemption at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Notes - Similar to VRDNs in the fact that the interest rate is adjusted to reflect current market conditions. However, these securities do not offer the put feature of VRDNs. At maturity, the security pays face value.

Credit Enhancement (CRE) - adds the financial strength of the provider to support the underlying obligor's debt service obligations and/or the put option. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the credit enhancement.



Money Market Fund
Portfolio of Investments in Securities
(In Thousands)

July 31, 1995

 Principal                                               Coupon
 Amount                 Security                           Rate        Maturity         Value
 ---------              ---------                       --------       --------         -----

                 Fixed Rate Instruments (51.6%)

             Airports
 $10,045     Departments of Airports of Los Angeles,
                  CA, RB, 1995 Series E, (CRE)             8.38%       5/15/96        $  10,236
                                                                                         -------
             Auto Parts
  17,000     Michelin Tire Corp., CP, (CRE)                5.95        8/11/95           16,972
                                                                                         -------
             Bank Holding Companies - Money Center
   8,968     Bankers Trust New York Corp., CP              6.22        9/05/95            8,914
  13,445     Bayerische Landesbank Girozentrale, CP        5.78        9/18/95           13,341
  16,250     Chase Manhattan Corp., CP                     6.24        8/18/95           16,202
                                                                                         -------
                                                                                         38,457
                                                                                         -------
             Bank Holding Companies - Other Major
  25,000     Bank of Nova Scotia, CD                       6.03        7/05/96           25,000
  15,000     Societe Generale, CD                          6.21        7/15/96           15,000
  15,000     Unibanco-Uniao de Bancos Brasilieros
                S.A. (Grand Cayman), CP, (CRE)             5.77        1/10/96           14,610
                                                                                         -------
                                                                                         54,610
                                                                                         -------
             Banks
  20,000     Bayerische Landesbank Girozentrale, CD       6.38         5/31/96           20,000
  15,000     Canadian Imperial, CD                        6.20         5/31/96           15,000
  15,000     Deutsche Bank, A.G., CD                      6.33         5/23/96           15,000
  10,400     First Deposit National Bank, Bank Notes      6.50         8/14/95           10,400
  13,000     Key Bank of Alaska, Bank Notes               6.40         5/08/96           13,044
  28,000     NationsBank of Texas, N.A., Bank Notes       7.00         2/06/96           27,985
  25,360     Providian National Bank, Bank Notes          5.91         8/04/95           25,360
  14,700     Providian National Bank, Bank Notes          5.93        10/19/95           14,700
  14,000     Providian National Bank, Bank Notes          6.06        11/27/95           14,000
  10,000     Providian National Bank, Bank Notes          5.76        12/11/95           10,000
  22,000     Society Bank, Michigan, Bank Notes           6.40         4/26/96           22,067
                                                                                        --------
                                                                                        187,556
                                                                                        --------
             Chemicals
  25,000     Monsanto Co., CP                              5.82        11/06/95          24,608
                                                                                      ----------
             Finance - Business/Commercial
  17,000     Heller International, Inc., CP, (CRE)         5.94         8/24/95          16,935
  22,720     Heller International, Inc., CP, (CRE)         5.77         9/01/95          22,607
   9,888     Heller International, Inc., CP, (CRE)         5.75         9/12/95           9,822
  10,574     Sears, Roebuck Acceptance Corp., CP           5.97         8/11/95          10,557
  12,054     Sears, Roebuck Acceptance Corp., CP           5.92         8/24/95          12,008
                                                                                         -------
                                                                                         71,929
                                                                                         -------
             Finance - Consumer
  15,000     American Honda Finance Corp., CP              6.12         8/07/95          14,985
  22,840     American Honda Finance Corp., CP              6.17        10/02/95          22,597
  10,430     American Honda Finance Corp., CP              5.97        10/03/95          10,321
   9,000     Aristar Inc., CP                              6.00         8/03/95           8,997
  15,000     Aristar Inc., CP                              5.98         8/09/95          14,980
  14,699     Chrysler Financial Corp., CP                  5.95         8/16/95          14,663
  10,570     General Motors Acceptance Corp., CP           6.06         8/02/95          10,568
  14,885     General Motors Acceptance Corp., CP           5.99         8/17/95          14,845
  15,845     General Motors Acceptance Crp., CP            5.78         9/06/95          15,754
  18,685     Heller Financial, Inc., CP                    6.40         8/01/95          18,685
  10,650     Heller Financial, Inc., CP                    6.12         8/21/95          10,614
  19,610     Heller Financial, Inc., CP                    5.80         9/14/95          19,471
  10,880     Heller Financial, Inc., CP                    5.80        10/10/95          10,757
  20,000     Mitsubishi Motors Credit of America,
                  Inc., CP, (CRE)                          5.86         9/20/95          19,837
  15,000     Mitsubishi Motors Credit of America,
                  Inc., CP, (CRE)                          5.86         9/29/95          14,856
  16,180     Toyota Motor Credit Corp., CP                 6.85        10/06/95          15,977
                                                                                        -------
                                                                                        237,907
                                                                                        -------
             Hospitals
  10,000     El Camino Healthcare Systems, CA, CP, (CRE)   6.10         9/18/95          10,000
  15,000     El Camino Healthcare Systems, CA, CP, (CRE)   6.43         9/29/95          15,000
  11,370     Medical Building Funding V LLC, CP,
                 Series 1994, (CRE)                        6.10         9/11/95          11,291
                                                                                        -------
                                                                                         36,291
                                                                                        -------

             Insurance - Multi/Line Companies
   6,075     American Bankers Insurance Group, CP, (CRE)   5.96         8/10/95           6,066
                                                                                        -------


             Photography - Imaging
  10,000     Minolta Corp., CP, (CRE)                      5.96         8/15/95           9,977
                                                                                        -------

             Real Estate
  10,000     Maguire/Thomas Partners - Westlake
                  Southlake Partnership, CP, (CRE)         5.77         8/23/95           9,965
  12,000     Maguire/Thomas Partners - Westlake
                  Southlake Partnership, CP, (CRE)         5.82         9/08/95          11,926
  20,000     Maguire/Thomas Partners - Westlake
                  Southlake Partnership, CP, (CRE)         5.75        10/27/95          19,722
                                                                                         -------
                                                                                         41,613
                                                                                         -------

             Shoes
  15,620     Melville Corp., CP                            6.18        12/05/95          15,282
                                                                                         -------

             Special Assessment/Tax/Fee
  14,442     Sunshine State Governmental Financing
                  Commission, CP, (CRE)                    5.85         9/05/95          14,360
                                                                                         -------

              Specialized Services
  14,010      Omnicom Finance, Inc., CP, (CRE)             5.75         8/03/95          14,005
                                                                                        --------

              Transportation - Miscellaneous
  14,450      Cosco Co. Ltd., CP, (CRE)                    6.18         9/25/95          14,314
                                                                                        --------
             Total fixed rate instruments (cost: $794,183)                              794,183
                                                                                        --------

                      Variable Rate Demand Notes (23.4%)

             Auto Parts
  14,900     Alabama IDA RB (Rehau Project), (CRE)         6.00        10/01/19          14,900
   7,940     Bardstown, KY, RB, Series 1994, (CRE)         5.90         6/01/24           7,940
  10,000     Bardstown, KY, RB, Series 1995, (CRE)         5.90         3/01/25          10,000
                                                                                         -------
                                                                                         32,840
                                                                                         -------
             Building Materials Group
   9,650     Sarasota County, FL, IDA RB,
                  Series 1994, (CRE)                       5.90         9/01/14           9,650
                                                                                         -------
             Community Service
  10,000     San Jose, CA, Financing Auth. RB,
                  Taxable Series A, (CRE)                  6.25        12/01/25          10,000
                                                                                         -------
             Finance - Receivables
  15,850     Capital One Funding Corp., Notes,
                  Series 1993A, (CRE)                      5.84         6/02/08          15,850
   9,980     Capital One Funding Corp., Notes,
                  Series 1994D, (CRE)                      5.84        10/01/24           9,980
  10,335     Midwest Funding Corp., Notes,
                  Series 1992A, (CRE)                      5.84         5/01/07          10,335
                                                                                         -------
                                                                                         36,165
                                                                                         -------
             General Obligations
  25,000     Detroit, MI, GO, Series 1995B, (CRE)          5.95         5/01/06          25,000
                                                                                         -------

             Healthcare - Diversified
  12,100     Barton Healthcare, LLC Project, Demand
             RB, Series 1985, (CRE)                        5.90         2/15/25          12,100
  25,600     GMS Associates Partnership Project
                  Health Care RB, (CRE)                    5.90         5/15/24          25,600
  15,575     Wenatchee Valley Clinic, P. S., WA,
                  Taxable Bonds, Series 1995, (CRE)        5.99         1/15/15          15,575
                                                                                         ------
                                                                                         53,275
                                                                                         ------
             Healthcare - Miscellaneous
   7,900     Mason City Clinic, P.C., IA, Demand
                  Bonds, Series 1992, (CRE)                5.95         9/01/22           7,900
                                                                                         ------

             Hospitals
  13,750     Armstrong County Hospital Auth., TX,
                  RB, Series 1993A, (CRE)                  5.90         9/01/17          13,750
  14,850     Armstrong County Hospital Auth., TX,
                  RB, Series 1993B, (CRE)                  5.90         9/01/17          14,850
                                                                                         -------
                                                                                         28,600
                                                                                         -------
             Hotel/Motel
   9,175     Howard County, MD, Taxable RB,
                  Series 1994, (CRE)                       5.90        10/01/09           9,175
  19,300     Ramada Hotel Downtown, San Diego, CA,
                  DEB, (CRE)                               6.35         2/01/96          19,300
                                                                                        --------
                                                                                         28,475

                                                                                        --------
             Housing - Multi/Family
  15,000     Palm Desert Redevelopment Agency, CA,
                  RB, (CRE)                                6.20        8/01/22           15,000
   3,125     Washington State Multifamily Mortgage RB,
                  Series 1995, (CRE)                       5.90        7/01/25            3,125
                                                                                         -------
                                                                                         18,125
                                                                                         -------

             Machinery - Diversified
  24,000     DSL Funding Corp., Notes, (CRE)               5.99       12/01/09           24,000
                                                                                        --------
             Nursing Care
  34,700     Lincolnwood Funding Group RB,
                  Series 1995A, (CRE)                      6.09        8/01/15           34,700
  14,550     Massachusetts Nursing Homes RB,
                  Series 1993, (CRE)                       5.90       11/15/13           14,550
                                                                                         -------
                                                                                         49,250
                                                                                         -------
             Special Assessment/Tax/Fee
   4,820     Community Redevelopment Agency,
                  City of Visalia, CA, DEB, (CRE)          6.01        9/01/20            4,820
  21,500     County of Cuyahoga, OH, Demand RB,
                  Series 1992B, (CRE)                      6.41        6/01/22           21,500
                                                                                         ------
                                                                                         26,320
                                                                                         ------
             Textiles - Products
  10,000     Alabama IDA RB (Fieldcrest Project), (CRE)    6.05        7/01/21           10,000
                                                                                         -------
             Total variable rate demand notes (cost: $359,600)                          359,600
                                                                                        --------
                           Put Bonds (16.0%)

             Education
  13,500     Dome Corp. Demand Bonds, Series 1991, (CRE)   6.04        8/31/16           13,500
                                                                                        --------
             Electric Power
  20,000     Brazos River Auth., TX, RB,
                  Series 1991D, (CRE)                      5.95        6/01/21           20,000
  16,515     Brazos River Auth., TX, RB,
                  Series 1991D, (CRE)                      6.02        6/01/21           16,515
  54,700     IDA of the State of New Hampshire, DEB,
                  Series E, (CRE)                          6.22        5/01/21           54,700
                                                                                         -------
                                                                                         91,215
                                                                                         -------

             General Obligations
  30,000     Cleveland, OH, Taxable Notes,
                  Series 1994, (CRE)                       5.95        5/15/24           30,000
  17,000     Development Auth. of DeKalb County, GA,
                  RB, Series 1994B                         6.11       10/01/24           17,000
  23,000     New York City, GO, Fiscal 1995 Series
                  B, (CRE)                                 6.26        8/15/20           23,000
                                                                                         -------
                                                                                         70,000
                                                                                         -------
             Hospitals
  10,000     Metrocrest Hospital Auth., TX, CP,
                  Series 1989A, (CRE)                      6.12        8/01/07           10,000
  10,450     Siouxland Regional Cancer Center, IA,
                  Taxable Bonds, Series 1994, (CRE)        6.95       12/01/14           10,450
                                                                                        --------
                                                                                         20,450
                                                                                        --------
             Oil - International
  17,000     Gulf Coast Waste Disposal Auth. RB,
                  Series 1993, (CRE)                       5.77        8/01/23           17,000
  15,000     Lower Neches Valley Auth., TX, RB,
                  Series 1995A, (CRE)                      6.05        5/01/30           15,000
                                                                                         -------
                                                                                         32,000
                                                                                         -------

             Resource Recovery
  20,000     Massachusetts Industrial Finance Agency RB,
                  Series 1986C, (CRE)                      6.13       12/01/06           20,000
                                                                                        --------
             Total put bonds (cost: $247,165)                                           247,165
                                                                                        --------


                      Variable Rate Notes (8.2%)

             Banks
  15,000     Barnett Bank - Southwest Georgia,
                  Bank Notes                               6.19         2/08/96          14,999
  20,000     Comerica Bank, N.A., Bank Notes               5.81         4/12/96          19,996
  20,000     First Bank Sioux Falls - South Dakota,
                  N. A., Bank Notes                        5.88         3/25/96          20,000
  15,000     First of America Bank - West Michigan,
                  Bank Notes                               5.88         9/18/95          15,000
  20,000     PNC Bank, N.A., Bank Notes                    5.68         2/27/96          20,000
                                                                                         -------
                                                                                         89,995
                                                                                         -------
             Finance - Consumer
  20,000     American Honda Finance Corp., Notes           5.93         5/03/96          20,000 (a)
  16,800     AVCO Financial Services, Inc., DEB            5.89         9/13/95          16,800
                                                                                         -------
                                                                                         36,800
                                                                                         -------
             Total variable rate notes (cost: $126,795)                                  126,795
                                                                                         -------
             Total investments (cost: $1,527,743)                                       $1,527,743
                                                                                        ==========



Money Market Fund
Portfolio of Investments in Securities (continued)

July 31, 1995

                           Portfolio Summary by Industry

       Banks                                              18.0%
       Finance - Consumer                                 17.8
       General Obligations                                 6.2
       Electric Power                                      5.9
       Hospitals                                           5.5
       Finance - Business/Commercial                       4.7
       Bank Holding Companies - Other Major                3.6
       Healthcare - Diversified                            3.5
       Auto Parts                                          3.2
       Nursing Care                                        3.2
       Real Estate                                         2.7
       Special Assessment/Tax/Fee                          2.6
       Bank Holding Companies - Money Center               2.5
       Finance - Receivables                               2.3
       Oil - International                                 2.1
       Hotel/Motel                                         1.8
       Chemicals                                           1.6
       Machinery - Diversified                             1.6
       Resource Recovery                                   1.3
       Housing - Multi/Family                              1.2
       Shoes                                               1.0
       Other                                               6.9
                                                         -------
       Total                                              99.2%
                                                         =======


Money Market Fund
Notes to Portfolio of Investments

July 31, 1995

General Notes

Values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations

        CD   Certificate of  Deposit
        CP   Commercial Paper
       CRE   Credit Enhanced
       DEB   Debentures
        GO   General Obligation
       IDA   Industrial Development Authority/Agency
        RB   Revenue Bond


Specific Notes

(a) Securities which are exempt from registration by Rule 144A under the Securities Act of 1933 and when purchased were determined to be liquid. Any resale of these securities in the United States will occur in an exempt transaction to a qualified institutional buyer.


See accompanying notes to financial statements.




Money Market Fund
Statement of Operations
(In Thousands)

Year ended July 31, 1995

Net investment income:
   Interest income                           $ 74,774
                                             ---------
   Expenses:
        Management fees                         3,056
        Transfer agent's fees                   1,590
        Custodian's fees                          385
        Postage                                   322
        Shareholder reporting fees                191
        Directors' fees                             3
        Registration fees                         251
        Audit fees                                 28
        Legal fees                                  5
        Other                                      47
                                              --------
          Total expenses beforereimbursement    5,878
        Expenses reimbursed                      (154)
                                              --------
          Total expenses after reimbursement    5,724
                                              --------
                  Net investment income       $69,050
                                              ========

See accompanying notes to financial statements.




Money Market Fund
Statements of Changes in Net Assets
(In Thousands)

Year ended July 31, 1995
and Ten-month period ended July 31, 1994

                                                                       1995           1994
                                                                      ------          -------
From operations:
   Net investment income                                            $  69,050      $   23,964
                                                                     --------        --------
Distributions to shareholders from:
   Net investment income                                              (69,050)        (23,964)
                                                                     --------       ---------
From capital share transactions:
   Shares sold                                                      2,059,833       1,149,938
   Shares issued for dividends reinvested                              66,406          23,101
   Shares redeemed                                                 (1,592,204)       (980,803)
                                                                   -----------      ---------
     Increase in net assets from capital share transactions           534,035         192,236
                                                                   -----------      ---------
Net increase in net assets                                            534,035         192,236
Net assets:
   Beginning of period                                              1,006,020         813,784
                                                                   ----------      ----------
   End of period                                                   $1,540,055      $1,006,020
                                                                   ==========       ==========
Change in shares outstanding:
   Shares sold                                                      2,059,833       1,149,938
   Shares issued for dividends reinvested                              66,406          23,101
   Shares redeemed                                                 (1,592,204)       (980,803)
                                                                   -----------      ----------
        Increase in shares outstanding                                534,035         192,236
                                                                   ===========      ==========
Authorized shares of $.01 par value                                 2,250,000       2,250,000
                                                                   ===========      ==========


See accompanying notes to financial statements.




Money Market Fund
Notes to Financial Statements
(In Thousands)

July 31, 1995

(1) Summary of Significant Accounting Policies

USAA MUTUAL FUND, INC. (the Company), registered under the Investment
Company Act of 1940, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of seven separate funds. The information presented in this annual report pertains only to the Money Market Fund (the Fund).

On November 8, 1993, the Board of Directors of the Company voted to change the Fund's fiscal year end from September 30 to July 31. The financial information for the ten-month period ended July 31, 1994 reflects this change.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Pursuant to Rule 2a-7 of the Securities and Exchange Commission, securities in the Fund are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

2. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

(2) Line of Credit

The Fund participates with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996, for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under this Agreement, the Fund may borrow up to 5% of the market value of its assets or 10% of the Fund's assets taken at cost at the time of the borrowing, whichever amount is less. Borrowings under this Agreement will bear interest at
 .125% over the Federal Funds Rate as published by the Federal Reserve Bank of New York or at .125% over the London Interbank Offered Rate. The Fund had no borrowings under this Agreement during the year ended July 31, 1995.

(3) Distributions

As required by Federal Law (Internal Revenue Code of 1986, as amended, and the Regulations thereunder), the distributions related to earnings for the fiscal year ended July 31, 1995 were $.05 per share, which were entirely derived from taxable interest income.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at July 31, 1995. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year.

(4) Investment Transactions

Purchases and sales/maturities of securities for the year ended July 31, 1995 were $8,190,657 and $7,702,713, respectively.

(5) Transactions with Manager

A. Management fees - The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at
 .24% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to .45% of its annual average net assets. Without this limitation, the Fund's ratio of expenses to average net assets would have been .46% for the year ended July 31, 1995.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Company has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services.





Money Market Fund
Notes to Financial Statements (Continued)
(In Thousands)

July 31, 1995

(6) Transactions with Affiliates

USAA Investment Management Company is wholly owned by United Services Automobile Association (the Association), a large diversified financial services institution. At July 31, 1995, the Association and its affiliates (including related employee benefit plans) owned 24,452 shares (1.6%) of the Fund.

(7) Financial Highlights

Per share operating performance for a share outstanding throughout each period is as follows:

                                             Ten-Month
                              Year Ended     Period Ended
                                July 31,       July 31,       Year Ended September 30,
                                  1995           1994          1993          1992           1991
                                  -----          ----          ----          ----           ----
Net asset value at
    beginning of period      $     1.00     $    1.00      $  1.00        $   1.00       $   1.00
Net investment income               .05           .03          .03             .04            .07
Distributions from net
    investment income              (.05)         (.03)        (.03)           (.04)          (.07)
                                  ------         ------      ------          -------        ------
Net asset value at
    end of period            $     1.00     $    1.00      $  1.00        $   1.00       $   1.00
                                  ======         ======      ======           ======        ======
Total return (%) *                 5.49           2.74        3.09            4.32           6.71
Net assets at
    end of period            $1,540,055     $1,006,020     $813,784       $900,312       $984,404
Ratio of expenses to
    average net assets (%)          .45            .46(a)       .48            .48            .54
Ratio of net investment
    income to average net
    assets (%)                     5.44           3.28(a)      3.05           4.25           6.52


(a)  Annualized.  The ratio is not necessarily indicative of 12 months of operations.
* Assumes reinvestment of all dividend income and capital gain distributions during the period.
